As filed with the Securities and Exchange Commission on September 8, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09114

The Needham Funds, Inc.
(Exact name of registrant as specified in charter)

445 Park Avenue, New York, NY 10022
(Address of principal executive offices) (Zip code)

Mr. George A. Needham, 445 Park Avenue, New York, NY 10022
(Name and address of agent for service)

1-800-625-7071
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2011

Date of reporting period:  June 30, 2011

Item 1. Reports to Stockholders.

Semiannual Report

Needham Funds

Seeking to build wealth for long-term investors.

June 30, 2011

Needham Growth Fund

Needham Aggressive Growth Fund

Needham Small Cap Growth Fund

Needham Funds
www.needhamfunds.com

445 Park Avenue
New York, New York 10022-2606

1-800-625-7071
www.needhamfunds.com
Semi-Annual Report
June 30, 2011

Contents

Letter from the Adviser	1
Portfolio Characteristics
Needham Growth Fund	5
Needham Aggressive Growth Fund	6
Needham Small Cap Growth Fund	7
Disclosure of Fund Expenses	8
Schedule of Investments
Needham Growth Fund	9
Needham Aggressive Growth Fund	12
Needham Small Cap Growth Fund	15
Schedule of Securities Sold Short
Needham Growth Fund	11
Needham Aggressive Growth Fund	14
Needham Small Cap Growth Fund	17
Statements of Assets and Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights
Needham Growth Fund	21
Needham Aggressive Growth Fund	22
Needham Small Cap Growth Fund	23
Notes to Financial Statements	24
Supplementary Information	29

This report is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.  The prospectus contains more complete information, including investment objectives, risks, expenses and charges and should be read carefully before investing or sending any money.  To obtain a prospectus, please call 1-800-625-7071.

Portfolios of The Needham Funds, Inc., like all mutual funds:

●	Are NOT FDIC insured
●	Have no bank guarantee
●	May lose value

The Needham Funds, Inc. are distributed by Needham & Company, LLC.

Needham Funds	Semi-Annual Report 2011

August 30, 2011
Dear Shareholders, Friends of Needham and Prospective Shareholders,

We are reporting our semi-annual results for the Needham Growth Fund, Needham Aggressive Growth Fund and Needham Small Cap Growth Fund.

Needham Funds Overview

Like 2010, the first half of 2011 was a tale of two markets.  The year began with the funds performing roughly in-line with the S&P 500, which was up 5.4%.  However, the second quarter and most of the first two months of the third quarter have been a major disappointment for the market and our funds.  In July and August, the S&P 500 is down 9.4%, the Russell 2000 Index is down 13.6% and our funds are down 17.6-19.5%.  Our small and mid-cap technology stocks have been hit disproportionately.

In early August the market was quite oversold.  The bounce over the last three weeks has corrected that some of the short-term oversold position.  Our portfolios remain very attractively valued.  Fourteen of our top twenty positions in each of the funds are valued between 1.1x-1.6x enterprise value to revenues.  As long-term investors with confidence in our companies, we are loath to make short-term dramatic changes to the portfolios.  We continue to make changes around the edges and invest for long-term gains.  This strategy has served us quite well over the years.

Market Commentary

The equity markets have been hit very hard since mid-July.  Sovereign debt is the big issue.  The European debt crisis has moved beyond Greece.  The Greek rescue package is facing challenges as Finland has asked for collateral to match their contribution.  Germany faces a September 7 ruling on the constitutionality of its participation in European Union bailouts.  The bailouts are unpopular in Germany.  Concerns over European bank liquidity, due to their exposure to European sovereign debt, have spread to France.  We do not see an easy long-term solution, although the most likely short-term outcome is the status quo.

Next we turn to the United States.  On August 5, Standard & Poor’s downgraded the U.S. debt to AA+.  While the catalyst for the downgrade was the unseemly process around the recent increase in the debt ceiling, the underlying problem is that the United States has been on an unsustainable path for years.  While we resent that S&P chose to downgrade while the markets were this vulnerable, as Reinhart and Rogoff wrote in their book, This Time Is Different, countries run into serious trouble when the debt to GDP ratio reaches 80-90%—and we are there.  We see a ray of hope in the congressional super committee established to reduce the growth of the budget deficit.  As the Wall Street Journal wrote just this morning, this committee may just have the political backing to achieve its objective.

The economic news continues to look weak.  GDP growth was revised to 0.4% in 1Q11 and 1.0% in 2Q11.  Based on the continuing deterioration of the guidance for the companies we follow, we suspect that GDP could be at a negative run-rate.  While the July labor report showed unemployment at a stable 9.1% (better than had been expected), the underlying factors—labor force participation, under-employment and long-term unemployment—were terrible.

Unfortunately, the market seems to turn on little more than a daily evaluation of the prospects for continued liquidity from the Federal Reserve.  The Federal Reserve’s QE2 program of providing liquidity to the markets by buying Treasury bonds ended June 30.  We, like many others, had thought the end of this program was discounted by the markets.  We have been long-time believers that the Federal Reserve and its international counterparts will stay accommodative and bring another liquidity program to the markets.  Last year, QE2 brought a strong stock market and a pickup in 4Q10 GDP.  At its August 9 meeting, the Federal Reserve announced that it would stay accommodative for two years.  This focus on liquidity and other macro issues has led to a very high correlation of the performance of stocks.  On August 22, Bloomberg.com wrote that ‘‘the average correlation between the 500 companies and the index was 0.8268 yesterday, using 60 days of data according to MF Global.’’ Jim Bianco noted that the correlation of large cap stocks was near its September 2009 peak.  This correlation has made our job of selecting stocks very difficult.  We remain confident this correlation will end.

Needham Funds

These are difficult times and there are no easy answers.  However, valuations are attractive.  Even in uncertain times, we believe the best approach is to invest in companies with strong balance sheets and venerable management teams.  We have a portfolio of companies with strong growth opportunities.

Needham Funds

One of the highlights during the first half was that our companies continue to be attractive acquisition targets.  On April 19, EMS Technologies (ELMG) announced that it hired an investment banker to explore a sale (the stock was at $24.00 per share).  On June 13, EMS announced that it had reached an agreement to be acquired by Honeywell International (HON) for $33.00 per share.  EMS was the largest gainer for all three of the funds.  On May 26, Sky-works Solutions (SWKS) announced the intent to acquire Advanced Analogic Technologies (AATI) for $6.13 per share, which represented a 60% premium.  Advanced Analogic had been a small holding of the Needham Aggressive Growth Fund.  On April 27, Toshiba Medical Systems announced an agreement to buy Vital Images for $18.75 per share, representing a 32% premium.  Vital Images supplies image analysis solutions for healthcare professionals and Toshiba is a major partner.  Vital Images had been a small holding for both the Small Cap Growth Fund and Aggressive Growth Fund.

During the first quarter, TomoTherapy (TOMO) announced an agreement to be acquired by Accuray (ARAY) for approximately a 20% premium.  Both Iron Mountain (IRM) and Immersion (IMMR) accepted activists onto their boards.  Finally, Seagate (STX) announced that it would not pursue a sale of the company but rather a restructuring of its operations and balance sheet.

We believe there will be additional acquisitions of our portfolio companies throughout the year.

Needham Growth Fund

The Needham Growth Fund was up 3.9% in the first half, however it is down 13.6% year-to-date (as of August 29).  The largest ten holdings at the beginning of the year remained significant holdings at the end of June.  The only new addition to the top ten was Akamai (AKAM).

The fund’s largest contributor was EMS Technologies.  The acquisition by Honeywell closed in August.  Life science diagnostics continues to be a strong area, and a number of our companies, including Thermo Fisher Scientific (TMO), Becton, Dickinson (BDX) and Covidien (COV), are benefitting.  Other leading contributors included IPG Photonics (IPGP) and Super Micro Computer (SMCI).  Several of our semiconductor capital equipment holdings, including Brooks Automation (BRKS), Entegris (ENTG) and Electro Scientific Industries (ESIO) were also top contributors, although their positive contribution occurred in the first quarter.

We suffered losses in some of the largest holdings.  Akamai stumbled for the second consecutive quarter as price pressure and guidance for a volume shortfall in its core content delivery network business was more severe than expected.  Akamai’s value-added services could not make up the difference.  Oclaro (OCLR) and Finisar (FNSR) suffered from a difficult market for optical components as China’s network spending slowed.  Oclaro was hurt by its own failure to manufacture its ROADM (reconfigurable optical add drop multiplexer) product.  ROADMs will be a key component of the next-generation carrier networks, but Oclaro has been late to market.

Entropic Communications (ENTR) was a bottom contributor in 1Q and a top-10 contributor in 2Q.  The bearish case believes that MoCA® intellectual property licenses are becoming available to more semiconductor companies.  MaxLinear (MXL) announced an agreement to license MoCA® from a company we believe to be Cisco (CSCO).  We don’t believe there will be many other licensees at all.  We believe Entropic has at least an 18 to 24 month lead on any new potential competitor.  This case also sees Entropic’s average selling price declining by 50% in 2H11.  We model an annual 5-15% price decrease and see no reason that 2H11 should see an accelerated price decline.  On August 3, Entropic announced disappointing 2H guidance based on the Verizon strike and the NFL lockout, and the stock suffered.  As of late August, the Verizon workers are back on the job and the lockout is over.  Time will tell whether the 35% of the float that are short Entropic continue to be correct, but we see a company with dominant market share in an important growth market with significant technology barriers to entry all making for a potential acquisition candidate.

Semi-Annual Report 2011

We had an important development in the portfolio on July 22, as Express Scripts (ESRX) announced an agreement to acquire Medco Health Solutions (MHS) for $29 billion.  Both companies are pharmacy benefit managers.  The merger will double the size of Express Scripts and the combined company could see over $1 billion in cost savings.  Express Scripts is a long-time holding and is the largest position in the fund at 6.9% of assets.  We expect an antitrust review that could last nine months and a potential closing in mid-2012.

Needham Aggressive Growth Fund

The Needham Aggressive Growth Fund was up 1.8% in the first half, but is down 17.0% year-to date (as of August 29).

Throughout the quarter, we invested strategically and reduced the cash position from 30% at the end of March to 12% at the end of June.  We had thought the market’s pause in the second quarter was sufficient to establish good valuations to purchase stocks.  Late July and early August proved we were too early.  All ten of the largest holdings as of the beginning of the year were still significant holdings at the end of June.  Akamai, TTM Technologies (TTMI, maker of flex circuits for smart phones and tablets), and Mercury Computer Systems (MRCY, maker of defense electronics) are top 10 holdings as of June 30 and new additions in the first half.

Like the other funds, Akamai, Entropic, Oclaro and Finisar were among the largest losers in the first half.  We believe investor expectations have discounted how Akamai will be able to grow its business in 2012 as more over-the-top video is consumed and the company’s enterprise initiative grows.  We remain positive about Entropic’s market and competitive position.

Also like the other funds, the Needham Aggressive Growth Fund benefitted from Honeywell’s acquisition of EMS Technologies.  It also saw gains from TomoTherapy, Advanced Analogic Technologies, Vital Images, Iron Mountain and Immersion.  Other positive contributors included Super Micro Computer (SMCI), Saba Software (SABA) and IPG Photonics (IPGP).

Needham Small Cap Growth Fund

The Needham Small Cap Growth Fund was up 0.3% in the first half and is down 16.5% year-to-date (as of August 29).  The Fund maintained a cash position of 19% at the end of June, down from 23% of net assets at the end of March.

The Small Cap Growth Fund’s top contributor was EMS Technologies followed by one of our consumer discretionary investments, True Religion Apparel (TRLG).  True Religion sells its own branded denim and has benefitted from strength of the high-end consumer.  Other top contributors were IPG Photonics, Tomotherapy, SourceFire (FIRE), Brocade Communications (BRCD) and Thoratec (THOR).

The Small Cap Growth Fund suffered from its investments in Akamai Technologies and optical components.  Its semiconductor capital equipment investments contributed in the first quarter and declined in the second quarter.

We had believed that we need to get through the second quarter earnings period and digest the second half guidance.  As we had feared, second half guidance for many of the companies we follow was weak. We believe that many Street estimates are still too high, but think that the market is closer to factoring in lower estimates.  We remain concerned that negative second half GDP may not yet be factored into current valuations.  We are cautiously looking to put our cash to work.  We believe we will find attractive values for new buys in the second half of 2011.

Needham Funds

Closing

We remain positive on our strategy of investing in companies that we know well and that we believe are positioned with secular growth drivers.  We welcome our new investors and thank all of our investors for their continued support.  If you have any questions, thoughts or concerns, please contact us at (800) 625-7071 or send us an email at cretzler@needhamco.com or jbarr@needhamco.com.  For information about the funds, please visit our website at www.needhamfunds.com.

Sincerely,

Chris Retzler	John Barr
Portfolio Manager	Portfolio Manager

Semi-Annual Report 2011

NEEDHAM GROWTH FUND (Unaudited)	TICKER: NEEGX
Comparative Performance Statistics as of June 30, 2011

							Since	Gross Expense
		6 Months(7)	1 Year	3 Years(8)	5 Years(8)	10 Years(8)	Inception(8)(12)	Ratio(14)
Needham Growth Fund(1)		3.89%	36.34%	11.07%(9)	6.10%(10)	5.90%(11)	14.80%(13)	2.07%
S&P 500 Index(2)(3)		6.02%	30.69%	3.34%	2.94%	2.72%	6.94%
NASDAQ Composite Index(2)(4)		5.01%	32.87%	7.63%	5.97%	3.28%	7.08%
S&P 400 MidCap Index(2)(5)		8.56%	39.38%	7.82%	6.60%	7.94%	11.61%
Russell 2000 Index(2)(6)		6.21%	37.41%	7.77%	4.08%	6.27%	7.81%

Past performance does not guarantee future results.  The performance data quoted represents past performance, and current returns may be lower or higher.  The investment return and net asset value will fluctuate so that an   investor’s shares, when redeemed, may be worth more or less than the original cost.  To obtain performance information current to the most recent month-end, please call 1-800-625-7071.  The returns shown in the above table and accompanying footnotes are net of expenses.  The table above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.

1.	Investment results calculated after reinvestment of dividends.
2.	It is not possible to invest directly in an index. The performance of the index does not include the deduction of expenses associated with a mutual fund, such as investment management fees.
3.	The S&P 500 Index is a broad unmanaged measure of the U.S. stock market.
4.	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ Global Market and Small Cap stocks.
5.	The S&P 400 MidCap Index is a broad unmanaged measure of the U.S. stock market.
6.	The Russell 2000 Index is a broad unmanaged index composed of the smallest 2,000 companies in the Russell 3000 Index.
7.	Not annualized.
8.	Compound annual growth rate (annualized return). Assumes all dividends were reinvested in shares of the Fund.
9.	Cumulative return for the three year period was 37.01%, assuming all dividends were reinvested in shares of the Fund.
10.	Cumulative return for the five year period was 34.48%, assuming all dividends were reinvested in shares of the Fund.
11.	Cumulative return for the ten year period was 77.32%, assuming all dividends were reinvested in shares of the Fund.
12.	The inception date of the Fund was 1/1/96.
13.	Cumulative return since inception was 749.41%, assuming all dividends were reinvested in shares of the Fund.
14.
Gross expense ratio is from the Fund’s prospectus dated May 1, 2011.  Additional information pertaining to the Fund’s expense ratios as of June 30, 2011 can be found in the financial highlights.  Since January 1, 2009, the investment performance reflects contractually agreed upon fee waivers which expire at the close of business on May 1, 2012.  Without these fee waivers, the performance would have been lower.  Excluding the indirect costs of investing in acquired funds, total net fund operating expenses would be 2.06%.

Top Ten Holdings*	Sector Weightings*
(as a % of total investments, as of June 30, 2011)	(as a % of total investments, as of June 30, 2011)
		% of Total	Sector	Long(1)	(Short)(1)	Total(1)(2)
Security		Investments	Consumer Discretionary	6.8%	(0.6)%	6.2%
1) Express Scripts, Inc.	ESRX	7.41%	Energy	1.4%	—	1.4%
2) Thermo Fisher Scientific, Inc.	TMO	4.52%	Financials	1.5%	—	1.5%
3) Entropic Communications, Inc.	ENTR	4.42%	Health Care	24.2%	—	24.2%
4) CarMax, Inc.	KMX	3.38%	Industrials	1.6%	—	1.6%
5) Seagate Technology PLC	STX	3.20%	Information Technology	59.7%	(2.5)%	57.2%
6) Viasat, Inc.	VSAT	3.04%	Materials	1.1%	(0.2)%	0.9%
7) Brooks Automation, Inc.	BRKS	2.95%	Exchange Traded Funds	—	(0.5)%	(0.5)%
8) Super Micro Computer, Inc.	SMCI	2.93%	Cash	7.5%	—	7.5%
9) Akamai Technologies, Inc.	AKAM	2.78%	* Current portfolio holdings may not be indicative of future portfolio holdings.
10) Electro Scientific Industries, Inc.	ESIO	2.58%	(1) Percentage of total investments includes all stocks, plus cash minus all short
Top Ten Holdings = 37.21% of Total Investments†			positions.
* Current portfolio holdings may not be indicative of future portfolio holdings.			(2) Total represents the difference between the long exposure and the short
† Percentage of total investments less cash.			exposure, which produces the net exposure.

Past performance does not guarantee future results.  The performance data quoted represents past performance, and current returns may be lower or higher.  The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.  To obtain performance information current to the most recent month-end, please call 1-800-625-7071.  The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.  Since inception, the Fund’s Adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (‘‘S&P’’).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Needham Funds

NEEDHAM AGGRESSIVE GROWTH FUND (Unaudited)	TICKER: NEAGX
Comparative Performance Statistics as of June 30, 2011

						Since	Gross Expense
		6 Months(6)	1 Year	3 Years(7)	5 Years(7)	Inception(7)(10)	Ratio(12)
Needham Aggressive Growth Fund(1)		1.81%	39.80%	15.91%(8)	11.21%(9)	9.88%(11)	2.01%
S&P 500 Index(2)(3)		6.02%	30.69%	3.34%	2.94%	3.56%
NASDAQ Composite Index(2)(4)		5.01%	32.87%	7.63%	5.97%	5.25%
Russell 2000 Index(2)(5)		6.21%	37.41%	7.77%	4.08%	7.39%

Past performance does not guarantee future results.  The performance data quoted represents past performance, and current returns may be lower or higher.  The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.  To obtain performance information current to the most recent month-end, please call 1-800-625-7071.  The returns shown in the above table  and accompanying footnotes are net of expenses.  The table above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.

1.	Investment results calculated after reinvestment of dividends.
2.	It is not possible to invest directly in an index. The performance of the index does not include the deduction of expenses associated with a mutual fund, such as investment management fees.
3.	The S&P 500 Index is a broad unmanaged measure of the U.S. stock market.
4.	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ Global Market and Small Cap stocks.
5.	The Russell 2000 Index is a broad unmanaged index composed of the smallest 2,000 companies in the Russell 3000 Index.
6.	Not annualized.
7.	Compound annual growth rate (annualized return). Assumes all dividends were reinvested in shares of the Fund.
8.	Cumulative return for the three year period was 55.72%, assuming all dividends were reinvested in shares of the Fund.
9.	Cumulative return for the five year period was 70.12%, assuming all dividends were reinvested in shares of the Fund.
10.	The inception date of the Fund was 9/4/2001.
11.	Cumulative return since inception was 152.25%, assuming all dividends were reinvested in shares of the Fund.
12.
Gross expense ratio is from the Fund’s prospectus dated May 1, 2011.  Additional information pertaining to the Fund’s expense ratios as of June 30, 2011 can be found in the financial highlights.  Since inception, the investment performance reflects contractually agreed upon fee waivers which expire at the close of business on May 1, 2012.  Without these fee waivers, the performance would have been lower.  Excluding the indirect costs of investing in acquired funds, total net fund operating expenses would be 1.99%.

Top Ten Holdings*	Sector Weightings*
(as a % of total investments, as of June 30, 2011)	(as a % of total investments, as of June 30, 2011)
		% of Total	Sector	Long(1)	(Short)(1)	Total(1)(2)
Security		Investments†	Consumer Discretionary	1.0%	(0.7)%	0.3%
1) Akamai Technologies, Inc.	AKAM	7.13%	Energy	1.2%	—	1.2%
2) Entropic Communications, Inc.	ENTR	6.37%	Financials	1.7%	—	1.7%
3) Formfactor, Inc.	FORM	4.03%	Health Care	10.6%	—	10.6%
4) Sourcefire, Inc.	FIRE	3.37%	Industrials	1.2%	(0.1)%	1.1%
5) Emulex Corp.	ELX	3.30%	Information Technology	73.7%	(1.5)%	72.2%
6) STEC, Inc.	STEC	2.95%	Materials	—	(0.2)%	(0.2)%
7) TTM Technologies, Inc.	TTMI	2.93%	Cash	13.1%	—	13.1%
8) EMS Technologies, Inc.	ELMG	2.69%	* Current portfolio holdings may not be indicative of future portfolio holdings.
9) Mercury Computer Systems, Inc.	MRCY	2.60%	(1) Percentage of total investments includes all stocks, plus cash minus all short
10) Seagate Technology PLC	STX	2.42%	positions.
Top Ten Holdings = 37.79% of Total Investments†			(2) Total represents the difference between the long exposure and the short
* Current portfolio holdings may not be indicative of future portfolio holdings.			exposure, which produces the net exposure.
† Percentage of total investments less cash.

Past performance does not guarantee future results.  The performance data quoted represents past performance, and current returns may be lower or higher.  The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.  To obtain performance information current to the most recent month-end, please call 1-800-625-7071.  The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.  Since inception, the Fund’s Adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (‘‘S&P’’).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Semi-Annual Report 2011

NEEDHAM SMALL CAP GROWTH FUND (Unaudited)	TICKER: NESGX
Comparative Performance Statistics as of June 30, 2011

						Since	Gross Expense
		6 Months(6)	1 Year	3 Years(7)	5 Years(7)	Inception(7)(10)	Ratio(12)
Needham Small Cap Growth Fund(1)		0.28%	33.06%	15.34%(8)	8.84%(9)	12.79%(11)	2.06%
S&P 500 Index(2)(3)		6.02%	30.69%	3.34%	2.94%	4.21%
NASDAQ Composite Index(2)(4)		5.01%	32.87%	7.63%	5.97%	6.59%
Russell 2000 Index(2)(5)		6.21%	37.41%	7.77%	4.08%	7.21%

Past performance does not guarantee future results.  The performance data quoted represents past performance, and current returns may be lower or higher.  The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.  To obtain performance information current to the most recent month-end, please call 1-800-625-7071.  The returns shown in the above table and accompanying footnotes are net of expenses.  The table above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.

1.	Investment results calculated after reinvestment of dividends.
2.	It is not possible to invest directly in an index. The performance of the index does not include the deduction of expenses associated with a mutual fund, such as investment management fees.
3.	The S&P 500 Index is a broad unmanaged measure of the U.S. stock market.
4.	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ Global Market and Small Cap stocks.
5.	The Russell 2000 Index is a broad unmanaged index composed of the smallest 2,000 companies in the Russell 3000 Index.
6.	Not annualized.
7.	Compound annual growth rate (annualized return). Assumes all dividends were reinvested in shares of the Fund.
8.	Cumulative return for the three year period was 53.44%, assuming all dividends were reinvested in shares of the Fund.
9.	Cumulative return for the five year period was 52.73%, assuming all dividends were reinvested in shares of the Fund.
10.	The inception date of the Fund was 5/22/02.
11.	Cumulative return since inception was 199.16%, assuming all dividends were reinvested in shares of the Fund.
12.
Gross expense ratio is from the Fund’s prospectus dated May 1, 2011.  Additional information pertaining to the Fund’s expense ratios as of June 30, 2011 can be found in the financial highlights.  Since inception, the investment performance reflects contractually agreed upon fee waivers which expire at the close of business on May 1, 2012.  Without these fee waivers, the performance would have been lower.  Excluding the indirect costs of investing in acquired funds, total net fund operating expenses would be 2.03%.

Top Ten Holdings*	Sector Weightings*
(as a % of total investments, as of June 30, 2011)	(as a % of total investments, as of June 30, 2011)
		% of Total
Security		Investments†	Sector	Long(1)	(Short)(1)	Total(1)(2)
1) Entropic Communications, Inc.	ENTR	6.07%	Consumer Discretionary	2.7%	(0.9)%	1.8%
2) Sourcefire, Inc.	FIRE	3.99%	Energy	1.1%	—	1.1%
3) Formfactor, Inc.	FORM	3.97%	Financials	1.4%	—	1.4%
4) EMS Technologies, Inc.	ELMG	3.90%	Health Care	17.3%	—	17.3%
5) Brocade Communications Systems, Inc.	BRCD	3.82%	Information Technology	61.7%	(0.6)%	61.1%
6) Emulex Corp.	ELX	3.73%	Materials	—	(0.2)%	(0.2)%
7) Blue Coat Systems, Inc.	BCSI	3.62%	Exchange Traded Funds	—	(1.8)%	(1.8)%
8) Seagate Technology PLC	STX	3.57%	Cash	19.3%	—	19.3%
9) STEC, Inc.	STEC	2.68%	* Current portfolio holdings may not be indicative of future portfolio holdings.
10) NxStage Medical, Inc.	NXTM	2.46%	(1) Percentage of total investments includes all stocks, plus cash minus all short
Top Ten Holdings = 37.81% of Total Investments†			positions.
* Current portfolio holdings may not be indicative of future portfolio holdings.			(2) Total represents the difference between the long exposure and the short
† Percentage of total investments less cash.			exposure, which produces the net exposure.

Past performance does not guarantee future results.  The performance data quoted represents past performance, and current returns may be lower or higher.  The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.  To obtain performance information current to the most recent month-end, please call 1-800-625-7071.  The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.  Since inception, the Fund’s Adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (‘‘S&P’’).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Needham Funds

Disclosure of Fund Expenses (Unaudited)

The following expense table is shown so that you can understand the impact of fees on your investment.  All mutual funds have operating expenses.  As a shareholder of the fund, you incur transaction costs, including redemption fees and exchange fees, and ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others.  A fund’s expenses are expressed as a percentage of its average net assets.  This figure is known as the expense ratio.  The following examples are intended to help you understand the ongoing costs (in dollars) of investing in each fund and to compare these costs with those of other mutual funds.  The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The expense example table below illustrates your fund’s cost in two ways:

●
Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period.  The ‘‘Ending Account Value’’ shown is derived from the fund’s actual return, and ‘‘Expenses Paid During Period’’ shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund.  You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.  To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled ‘‘Expenses Paid During Period’’.

●
Hypothetical Expenses on a 5% Return. This section is intended to help you compare your fund’s costs with those of other mutual funds.  It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged.  In this case, because the return used is not the fund’s actual return, the results do not apply to your investment.  The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return.  You can assess your fund’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

For the Period January 1, 2011 to June 30, 2011
Expense Example Table

	Beginning	Ending	Expenses	Expense
	Account	Account	Paid During	Ratio During
	Value	Value	Period*	Period*
	1/1/11	6/30/11	1/1/11 - 6/30/11	1/1/11 - 6/30/11
Needham Growth Fund
Actual Expenses	$1,000.00	$1,038.90	$9.15	1.81%
Hypothetical Example for Comparison Purposes
(5% return before expenses)	$1,000.00	$1,015.82	$9.05	1.81%

Needham Aggressive Growth Fund
Actual Expenses	$1,000.00	$1,018.10	$9.01	1.80%
Hypothetical Example for Comparison Purposes
(5% return before expenses)	$1,000.00	$1,015.87	$9.00	1.80%

Needham Small Cap Growth Fund
Actual Expenses	$1,000.00	$1,002.80	$9.09	1.83%
Hypothetical Example for Comparison Purposes
(5% return before expenses)	$1,000.00	$1,015.72	$9.15	1.83%
* Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Semi-Annual Report 2011

Needham Growth Fund
Schedule of Investments
June 30, 2011 (Unaudited)
	Shares	Value

Common Stocks (93.1%)

Aerospace & Defense (1.5%)
Honeywell International, Inc.	20,000	$1,191,800
Sypris Solutions, Inc.*	356,200	1,467,544
		2,659,344

Biotechnology (1.7%)
Gilead Sciences, Inc.*	70,000	2,898,700

Capital Markets (1.5%)
Financial Engines, Inc.*	100,000	2,592,000

Chemicals (1.0%)
Southwall Technologies, Inc.*	145,600	1,831,648

Communications Equipment (8.1%)
Anaren, Inc.*	16,025	340,531
Brocade Communications
Systems, Inc.*	425,000	2,745,500
Emulex Corp.*	325,000	2,795,000
Finisar Corp.*	112,500	2,028,375
Oclaro, Inc.*	210,000	1,411,200
Viasat, Inc.*	115,000	4,976,050
		14,296,656

Computers & Peripherals (11.6%)
Electronics for Imaging, Inc.*	86,250	1,485,225
Immersion Corp.*	274,600	2,342,338
Intevac, Inc.*	123,375	1,259,659
Seagate Technology PLC	325,000	5,251,999
STEC, Inc.*	245,815	4,181,313
Super Micro Computer, Inc.*	298,350	4,800,452
Xyratex Ltd.*	102,600	1,052,676
		20,373,662

Electronic Equipment, Instruments & Components (9.4%)
Corning, Inc.	43,750	794,063
Electro Scientific Industries, Inc.*	219,500	4,236,350
IPG Photonics Corp.*	24,179	1,758,055
Jabil Circuit, Inc.	150,000	3,030,000
Mercury Computer Systems, Inc.*	122,400	2,286,432
Newport Corp.*	140,700	2,556,519
TTM Technologies, Inc.*	27,200	435,744
Vishay Intertechnology, Inc.*	100,000	1,504,000
		16,601,163

Energy Equipment & Services (0.5%)
Schlumberger Ltd.	10,000	864,000

Health Care Equipment & Supplies (8.7%)
Becton Dickinson and Co.	46,000	3,963,820
CONMED Corp.*	75,000	2,136,000
Covidien PLC	40,000	2,129,200
Palomar Medical
Technologies, Inc.*	32,500	366,600
Varian Medical Systems, Inc.*	55,000	3,851,100
Volcano Corp.*	90,000	2,906,100
		15,352,820

Health Care Providers & Services (6.9%)
Express Scripts, Inc.*†	225,000	12,145,500

Health Care Technology (1.9%)
Allscripts Healthcare
Solutions, Inc.*	100,000	1,942,000
MedAssets, Inc.*	105,000	1,402,800
		3,344,800

Internet Software & Services (4.2%)
Akamai Technologies, Inc.*	145,000	4,563,150
QuinStreet, Inc.*	75,000	973,500
Responsys, Inc.*	30,000	531,900
Soundbite Communications, Inc.*	195,400	474,822
SPS Commerce, Inc.*	45,667	812,416
		7,355,788

IT Services (3.0%)
InterXion Holding NV*	75,000	1,135,500
SAIC, Inc.*	250,000	4,205,000
		5,340,500

Life Sciences Tools & Services (4.2%)
Thermo Fisher Scientific, Inc.*†	115,000	7,404,850

Media (0.9%)
Comcast Corp.	60,000	1,520,400

Oil, Gas & Consumable Fuels (0.8%)
Chesapeake Energy Corp.	50,000	1,484,500

Semiconductors & Semiconductor Equipment (18.0%)
Anadigics, Inc.*	200,000	642,000
Brooks Automation, Inc.*	445,000	4,832,700
Entegris, Inc.*	300,000	3,036,000
Entropic Communications, Inc.*	815,000	7,245,350
Formfactor, Inc.*	426,700	3,865,902
Lattice Semiconductor Corp.*	287,000	1,871,240
MEMC Electronic Materials, Inc.*	170,000	1,450,100
MKS Instruments, Inc.	70,000	1,849,400
Nova Measuring Instruments Ltd.*	224,865	2,275,634
PDF Solutions, Inc.*	390,000	2,324,400
TriQuint Semiconductor, Inc.*	50,000	509,500
Ultra Clean Holdings, Inc.*	193,000	1,752,440
		31,654,666

See accompanying notes to financial statements.

Needham Funds

Needham Growth Fund
Schedule of Investments (Continued)
June 30, 2011 (Unaudited)
	Shares	Value

Common Stocks - Continued

Software (3.4%)
Actuate Corp.*	500,000	$2,925,000
Sourcefire, Inc.*	105,000	3,120,600
		6,045,600

Specialty Retail (5.8%)
American Eagle Outfitters, Inc.	165,000	2,103,750
CarMax, Inc.*	167,500	5,539,225
Dick’s Sporting Goods, Inc.*†	65,000	2,499,250
		10,142,225
Total Common Stocks
(Cost $116,942,665)		163,908,822

Short-Term Investment (7.3%)

Money Market Fund (7.3%)
Dreyfus Treasury Prime Cash
Management, 0.00% (a)
(Cost $12,749,364)	12,749,364	$12,749,364

Total Investments (100.4%)
(Cost $129,692,029)		176,658,186
Total Securities Sold Short (-3.6%)
(Proceeds $6,037,980)		(6,364,533)
Other Assets in Excess of
Liabilities (3.2%)		5,727,314
Net Assets (100.0%)		$176,020,967

(a) Rate shown is the seven day yield as of June 30, 2011 and is less than 0.01%.
*Non-income producing security.
†Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total market value of $7,093,000.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (‘‘S&P’’).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See accompanying notes to financial statements.

Semi-Annual Report 2011

Needham Growth Fund
Schedule of Securities Sold Short
June 30, 2011 (Unaudited)
	Shares	Value

Securities Sold Short (-3.1%)

Chemicals (-0.2%)
STR Holdings, Inc.*	20,000	$298,400

Communications Equipment (-0.5%)
Sycamore Networks, Inc.	36,875	820,100

Hotels, Restaurants & Leisure (-0.6%)
Buffalo Wild Wings, Inc.*	15,000	994,650

Semiconductors & Semiconductor Equipment (-0.2%)
Inphi Corp.*	15,000	261,000
QuickLogic Corp.*	48,900	164,793
		425,793

Software (-1.6%)
ANSYS, Inc.*	37,500	2,050,125
Blackboard, Inc.*	15,000	650,850
Ebix, Inc.*	12,500	238,125
		2,939,100

Total Securities Sold Short
(Proceeds $5,150,575)		5,478,043

iShares Russell 2000 Growth
Index Fund	5,000	473,730
iShares Russell 2000 Index Fund	5,000	412,760

Total Exchange Traded Funds Sold Short
(Proceeds $887,405)		886,490

Total Securities & Exchange
Traded Funds Sold Short
(Proceeds $6,037,980)		6,364,533

Total Securities & Exchange
Traded Funds Sold Short (-3.6%)		(6,364,533)
Total Investments (100.4%)		176,658,186
Other Assets in Excess of
Liabilities (3.2%)		5,727,314

Net Assets (100.0%)		$176,020,967

*Non-income producing security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (‘‘S&P’’).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See accompanying notes to financial statements.

Needham Funds

Needham Aggressive Growth Fund
Schedule of Investments
June 30, 2011 (Unaudited)
	Shares	Value

Common Stocks (87.1%)

Aerospace & Defense (0.6%)
Precision Castparts Corp.†	5,500	$905,575

Biotechnology (1.3%)
Gilead Sciences, Inc.*	50,000	2,070,500

Capital Markets (1.3%)
Financial Engines, Inc.*	80,000	2,073,600

Commercial Services & Supplies (0.6%)
Iron Mountain, Inc.	28,000	954,520

Communications Equipment (12.3%)
Anaren, Inc.*	63,590	1,351,288
Brocade Communications
Systems, Inc.*	500,000	3,230,000
EMS Technologies, Inc.*	111,800	3,686,046
Emulex Corp.*	525,000	4,514,999
Finisar Corp.*	150,000	2,704,500
Network Equipment
Technologies, Inc.*	377,750	831,050
Oclaro, Inc.*	75,000	504,000
Powerwave Technologies, Inc.*	550,000	1,622,500
Viasat, Inc.*	20,000	865,400
		19,309,783

Computers & Peripherals (10.1%)
Apple, Inc.*†	5,250	1,762,268
Electronics for Imaging, Inc.*	70,000	1,205,400
Fusion-io, Inc.*	2,188	65,837
Immersion Corp.*	94,900	809,497
Intevac, Inc.*	78,689	803,415
Seagate Technology PLC	205,000	3,312,800
STEC, Inc.*	237,150	4,033,921
Super Micro Computer, Inc.*	160,000	2,574,400
Xyratex Ltd.*	128,800	1,321,488
		15,889,026

Electronic Equipment, Instruments & Components (10.2%)
Corning, Inc.	65,000	1,179,750
Electro Scientific Industries, Inc.*	50,000	965,000
IPG Photonics Corp.*	10,000	727,100
Jabil Circuit, Inc.	122,550	2,475,510
LeCroy Corp.*	30,000	361,200
Mercury Computer Systems, Inc.*	190,500	3,558,540
Multi-Fineline Electronix, Inc.*	35,000	756,350
Newport Corp.*	70,000	1,271,900
Trimble Navigation Ltd.*	17,500	693,700
TTM Technologies, Inc.*	250,000	4,005,000
		15,994,050

Health Care Equipment & Supplies (4.8%)
Becton Dickinson and Co.	8,000	689,360
DexCom, Inc.*	40,000	579,600
LeMaitre Vascular, Inc.	40,000	282,800
Natus Medical, Inc.*	35,900	543,885
NxStage Medical, Inc.*	65,000	1,353,300
Solta Medical, Inc.*†	350,000	966,000
Varian Medical Systems, Inc.*	16,000	1,120,320
Volcano Corp.*	60,000	1,937,400
		7,472,665

Health Care Providers & Services (1.2%)
Alliance HealthCare Services, Inc.*	75,000	285,000
Express Scripts, Inc.*	18,000	971,640
Omnicare, Inc.	17,500	558,075
		1,814,715

Health Care Technology (2.2%)
Allscripts Healthcare
Solutions, Inc.*	60,000	1,165,200
athenahealth, Inc.*	10,000	411,000
MedAssets, Inc.*	110,000	1,469,600
Omnicell, Inc.*	30,000	467,700
		3,513,500

Insurance (0.3%)
Crawford & Co.	95,000	479,750

Internet Software & Services (10.0%)
Akamai Technologies, Inc.*	310,000	9,755,699
Cornerstone OnDemand, Inc.*	10,610	187,267
Equinix, Inc.*	8,500	858,670
QuinStreet, Inc.*	30,000	389,400
Responsys, Inc.*	30,000	531,900
Saba Software, Inc.*	305,000	2,754,150
Soundbite Communications, Inc.*	156,050	379,202
SPS Commerce, Inc.*	47,350	842,357
		15,698,645

IT Services (0.7%)
InterXion Holding NV*	75,000	1,135,500

Oil, Gas & Consumable Fuels (1.2%)
Suncor Energy, Inc.	47,500	1,857,250

Pharmaceuticals (0.9%)
ISTA Pharmaceuticals, Inc.*	185,000	1,414,325

See accompanying notes to financial statements.

Semi-Annual Report 2011

Needham Aggressive Growth Fund
Schedule of Investments (Continued)
June 30, 2011 (Unaudited)
	Shares	Value

Common Stocks - Continued

Semiconductors & Semiconductor Equipment (24.0%)
Advanced Analogic
Technologies, Inc.*	125,000	$756,875
Anadigics, Inc.*	245,000	786,450
ATMI, Inc.*	58,200	1,189,026
Brooks Automation, Inc.*	215,000	2,334,900
Entegris, Inc.*	200,000	2,024,000
Entropic Communications, Inc.*	980,000	8,712,199
Fairchild Semiconductor
International, Inc.*	10,000	167,100
FEI Co.*	32,000	1,222,080
Formfactor, Inc.*	609,100	5,518,446
Lattice Semiconductor Corp.*	182,500	1,189,900
MEMC Electronic Materials, Inc.*	170,000	1,450,100
MIPS Technologies, Inc.*	245,000	1,692,950
MKS Instruments, Inc.	29,100	768,822
Nanometrics, Inc.*	35,000	664,650
Nova Measuring Instruments Ltd.*	130,000	1,315,600
PDF Solutions, Inc.*	555,000	3,307,800
RF Micro Devices, Inc.*	375,000	2,295,000
TriQuint Semiconductor, Inc.*†	55,000	560,450
Ultra Clean Holdings, Inc.*	197,100	1,789,668
		37,746,016

	Shares	Value

Common Stocks - Continued

Software (4.5%)
Actuate Corp.*†	275,000	$1,608,750
Bottomline Technologies, Inc.*	32,280	797,639
Sourcefire, Inc.*	155,000	4,606,600
		7,012,989

Specialty Retail (0.9%)
CarMax, Inc.*	22,500	744,075
Dick’s Sporting Goods, Inc.*†	18,000	692,100
		1,436,175
Total Common Stocks
(Cost $119,325,926)		136,778,584

Short-Term Investment (12.7%)

Money Market Fund (12.7%)
Dreyfus Treasury Prime Cash
Management, 0.00% (a)
(Cost $19,966,195)	19,966,195	$19,966,195

Total Investments (99.8%)
(Cost $139,292,121)		156,744,779
Total Securities Sold Short (-2.4%)
(Proceeds $3,971,215)		(3,752,853)
Other Assets in
Excess of Liabilities (2.6%)		4,112,196

Net Assets (100.0%)		$157,104,122

(a) Rate shown is the seven day yield as of June 30, 2011 and is less than 0.01%.
*Non-income producing security.
†Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total market value of $3,827,145.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (‘‘S&P’’).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See accompanying notes to financial statements.

Needham Funds

Needham Aggressive Growth Fund
Schedule of Securities Sold Short
June 30, 2011 (Unaudited)
	Shares	Value

Securities Sold Short (-2.4%)

Airlines (-0.1%)
Allegiant Travel Co.*	3,500	$173,250

Chemicals (-0.2%)
STR Holdings, Inc.*	20,000	298,400

Communications Equipment (-0.5%)
Sycamore Networks, Inc.	34,260	761,942

Hotels, Restaurants & Leisure (-0.6%)
Buffalo Wild Wings, Inc.*	15,000	994,650

Semiconductors & Semiconductor Equipment (-0.4%)
Inphi Corp.*	15,000	261,000
QuickLogic Corp.*	102,800	346,436
		607,436

Software (-0.6%)
ANSYS, Inc.*	2,500	136,675
Blackboard, Inc.*	12,500	542,375
Ebix, Inc.*	12,500	238,125
		917,175

Total Securities Sold Short
(Proceeds $3,971,215)		3,752,853

Total Securities Sold Short (-2.4%)		(3,752,853)

Total Investments (99.8%)		156,744,779

Other Assets in
Excess of Liabilities (2.6%)		4,112,196

Net Assets (100.0%)		$157,104,122

*	Non-income producing security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (‘‘S&P’’).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See accompanying notes to financial statements.

Semi-Annual Report 2011

Needham Small Cap Growth Fund
Schedule of Investments
June 30, 2011 (Unaudited)
	Shares	Value
Common Stocks (82.1%)

Capital Markets (1.3%)
Financial Engines, Inc.*	80,000	$2,073,600

Communications Equipment (16.7%)
Anaren, Inc.*	78,585	1,669,931
Blue Coat Systems, Inc.*	210,000	4,590,600
Brocade Communications
Systems, Inc.*†	750,000	4,845,000
EMS Technologies, Inc.*	150,000	4,945,501
Emulex Corp.*	550,000	4,730,000
Infinera Corp.*	215,000	1,485,650
Network Equipment
Technologies, Inc.*	233,421	513,526
Oclaro, Inc.*	300,000	2,016,000
Powerwave Technologies, Inc.*	350,000	1,032,500
		25,828,708

Computers & Peripherals (9.0%)
Immersion Corp.*	60,000	511,800
Intevac, Inc.*	68,690	701,325
Seagate Technology PLC†	280,000	4,524,799
STEC, Inc.*	200,000	3,402,000
Super Micro Computer, Inc.*	173,350	2,789,202
Xyratex Ltd.*	188,600	1,935,036
		13,864,162

Electronic Equipment, Instruments & Components (4.7%)
Electro Scientific Industries, Inc.*	55,286	1,067,020
IPG Photonics Corp.*	10,000	727,100
Mercury Computer Systems, Inc.*	106,111	1,982,153
Newport Corp.*	59,300	1,077,481
TTM Technologies, Inc.*	150,000	2,403,000
		7,256,754

Energy Equipment & Services (0.4%)
CE Franklin Ltd.*	59,300	569,873

Health Care Equipment & Supplies (7.0%)
CONMED Corp.*	30,000	854,400
DexCom, Inc.*	150,000	2,173,500
NxStage Medical, Inc.*	150,000	3,123,000
Palomar Medical
Technologies, Inc.*	35,521	400,677
Solta Medical, Inc.*	400,000	1,104,000
Thoratec Corp.*	39,300	1,289,826
Volcano Corp.*	60,000	1,937,400
		10,882,803

Health Care Providers & Services (3.6%)
Alliance HealthCare Services, Inc.*	210,000	798,000
Bio-Reference Labs, Inc.*	45,000	940,500
Catalyst Health Solutions, Inc.*	30,000	1,674,600
Gentiva Health Services, Inc.*	50,000	1,041,500
Omnicare, Inc.	35,000	1,116,150
		5,570,750

Health Care Technology (6.2%)
Allscripts Healthcare
Solutions, Inc.*	150,000	2,913,000
athenahealth, Inc.*	25,000	1,027,500
MedAssets, Inc.*	190,000	2,538,400
Omnicell, Inc.*	200,000	3,118,000
		9,596,900

Internet Software & Services (2.3%)
QuinStreet, Inc.*	80,000	1,038,400
Responsys, Inc.*	30,000	531,900
Saba Software, Inc.*	100,000	903,000
Soundbite Communications, Inc.*	121,463	295,155
SPS Commerce, Inc.*	45,000	800,550
		3,569,005

IT Services (2.7%)
Euronet Worldwide, Inc.*	120,300	1,853,823
InterXion Holding NV*	150,000	2,271,000
		4,124,823

Oil, Gas & Consumable Fuels (0.7%)
GMX Resources, Inc.*	250,000	1,112,500

Semiconductors & Semiconductor Equipment (20.5%)
Anadigics, Inc.*	35,000	112,350
ATMI, Inc.*	40,000	817,200
Brooks Automation, Inc.*	200,000	2,172,000
Entegris, Inc.*	140,000	1,416,800
Entropic Communications, Inc.*†	865,000	7,689,851
FEI Co.*	34,300	1,309,917
Formfactor, Inc.*	555,900	5,036,454
Intersil Corp.	90,000	1,156,500
Lattice Semiconductor Corp.*	187,000	1,219,240
Mattson Technology, Inc.*	56,550	107,445
MaxLinear, Inc.*	300,000	2,598,000
MEMC Electronic Materials, Inc.*	350,000	2,985,500
Microsemi Corp.*	20,000	410,000

See accompanying notes to financial statements.

Needham Funds

Needham Small Cap Growth Fund
Schedule of Investments (Continued)
June 30, 2011 (Unaudited)
	Shares	Value
Common Stocks - Continued
MKS Instruments, Inc.	10,000	$264,200
Nova Measuring Instruments Ltd.*	89,635	907,106
PDF Solutions, Inc.*	215,000	1,281,400
Rudolph Technologies, Inc.*	25,000	267,750
Ultra Clean Holdings, Inc.*	209,475	1,902,033
		31,653,746

Software (4.3%)
Actuate Corp.*	170,000	994,500
Callidus Software, Inc.*	100,000	585,000
Sourcefire, Inc.*	170,000	5,052,400
		6,631,900

Specialty Retail (1.9%)
American Eagle Outfitters, Inc.	225,000	2,868,750

Textiles, Apparel & Luxury Goods (0.8%)
True Religion Apparel, Inc.*	40,000	1,163,200

Total Common Stocks
(Cost $115,677,069)		126,767,474

Short-Term Investment (18.8%)

Money Market Fund (18.8%)
Dreyfus Treasury Prime Cash
Management, 0.00% (a)
(Cost $29,088,278)	29,088,278	$29,088,278

Total Investments (100.9%)
(Cost $144,765,347)		155,855,752
Total Securities Sold Short (-3.4%)
(Proceeds $5,156,964)		(5,262,644)
Other Assets in Excess
of Liabilities (2.5%)		3,897,779

Net Assets (100.0%)		$154,490,887

(a) Rate shown is the seven day yield as of June 30, 2011 and is less than 0.01%.
*Non-income producing security.
†Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total market value of $6,181,400.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (‘‘S&P’’).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See accompanying notes to financial statements.

Semi-Annual Report 2011

Needham Small Cap Growth Fund
Schedule of Securities Sold Short
June 30, 2011 (Unaudited)
	Shares	Value

Securities Sold Short (-1.7%)

Chemicals (-0.2%)
STR Holdings, Inc.*	20,000	$298,400

Communications Equipment (-0.4%)
Sycamore Networks, Inc.	32,265	717,574

Hotels, Restaurants & Leisure (-0.9%)
Buffalo Wild Wings, Inc.*	20,000	1,326,200

Semiconductors & Semiconductor Equipment (-0.2%)
Inphi Corp.*	15,000	261,000

Total Securities Sold Short
(Proceeds $2,494,750)		2,603,174

Exchange Traded Funds Sold
Short (-1.7%)
iShares Russell 2000 Growth
Index Fund	15,000	1,421,190
iShares Russell 2000 Index Fund	15,000	1,238,280

Total Exchange Traded Funds Sold Short
(Proceeds $2,662,214)		2,659,470

Total Securities & Exchange
Traded Funds Sold Short
(Proceeds $5,156,964)		5,262,644

Total Securities & Exchange
Traded Funds Sold Short (-3.4%)		(5,262,644)

Total Investments (100.9%)		155,855,752

Other Assets in
Excess of Liabilities (2.5%)		3,897,779

Net Assets (100.0%)		$154,490,887

*	Non-income producing security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (‘‘S&P’’).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See accompanying notes to financial statements.

Needham Funds

Statements of Assets and Liabilities
June 30, 2011 (Unaudited)

		Needham	Needham
	Needham	Aggressive	Small Cap
	Growth Fund	Growth Fund	Growth Fund

Assets
Investments, at Value
(Cost $129,692,029, $139,292,121 and $144,765,347, respectively)	$176,658,186	$156,744,779	$155,855,752
Cash	200,441	—	—
Receivables:
Deposit with Broker for Securities Sold Short	5,150,626	3,950,931	2,560,025
Dividends and Interest	6,875	7,166	—
Fund Shares Sold	16,522	196,757	349,413
Investment Securities Sold	1,495,306	953,509	3,786,777
Prepaid Expenses	28,116	20,185	32,249
Total Assets	183,556,072	161,873,327	162,584,216

Liabilities
Securities Sold Short, at Value
(Proceeds $6,037,980, $3,971,215 and $5,156,964, respectively)	6,364,533	3,752,853	5,262,644
Payables:
Investment Securities Purchased	794,445	553,437	2,135,609
Fund Shares Redeemed	80,926	190,602	431,557
Due to Adviser	176,846	161,196	156,572
Distribution Fees	35,458	32,321	31,393
Administration and Accounting Fees	28,568	25,253	24,859
Transfer Agent Fees	11,428	12,939	10,082
Directors’ Fees	—	118	142
Accrued Expenses and Other Liabilities	42,901	40,486	40,471
Total Liabilities	7,535,105	4,769,205	8,093,329

Net Assets	$176,020,967	$157,104,122	$154,490,887
Shares Issued and Outstanding $0.001 Par Value
(Authorized 800,000,000, 100,000,000 and 100,000,000, respectively)	4,332,346	9,004,916	10,839,194
Net Asset Value, Offering and Redemption Price Per Share(a)	$40.63	$ 17.45	$ 14.25

Components of Net Assets
Paid-in Capital	118,591,279	136,910,478	141,843,242
Accumulated Net Investment Loss	(1,424,502)	(1,295,931)	(1,264,259)
Accumulated Net Realized Gain (Loss) from Investments, Securities
Sold Short and Foreign Currency Transactions	12,214,586	3,818,555	2,927,179
Net Unrealized Appreciation on Investment Securities and Securities
Sold Short	46,639,604	17,671,020	10,984,725
Total Net Assets	$176,020,967	$157,104,122	$154,490,887

(a) Subject to certain exceptions, a 2% redemption fee is imposed upon shares redeemed within 60 days of their purchase. See Note 2 of the notes to financial statements.

See accompanying notes to financial statements.

Semi-Annual Report 2011

Statements of Operations

For the Six Months Ended June 30, 2011 (Unaudited)

		Needham	Needham
	Needham	Aggressive	Small Cap
	Growth Fund	Growth Fund	Growth Fund

Investment Income
Dividends	$ 218,138	$ 88,348	$ 98,450
Interest	79	151	123
Less: Foreign Taxes Withheld	—	(426)	—
Total Investment Income	218,217	88,073	98,573

Expenses
Investment Advisory Fees	1,134,663	959,711	933,021
Distribution Fees	226,933	191,942	186,604
Administration and Accounting Fees	82,624	73,156	78,921
Audit Fees	31,944	13,619	12,299
Chief Compliance Officer Fees	6,999	5,883	5,714
Custodian Fees	6,722	6,841	7,252
Directors’ Fees	4,556	8,905	8,667
Filing Fees	21,786	18,536	23,609
Interest Expense(1)	31,952	12,570	20,026
Legal Fees	17,400	17,972	18,787
Printing Fees	12,261	22,990	28,759
Transfer Agent Fees	34,169	42,133	31,919
Other Expenses	30,710	9,746	6,983
Total Expenses	1,642,719	1,384,004	1,362,561

Fees Waived by Investment Adviser	—	—	—

Net Expenses	1,642,719	1,384,004	1,362,561

Net Investment Loss	(1,424,502)	(1,295,931)	(1,263,988)

Net Realized/Unrealized Gain (Loss) from Investments, Securities Sold Short,
Foreign Currency Transactions and Written Options
Net Realized Gain from Investments	9,962,781	3,613,134	2,748,729
Net Realized Gain (Loss) from Securities Sold Short	(2,529,580)	64,227	(477,543)
Net Realized (Loss) from Foreign Currency Transactions	—	(44)	—
Net Realized Gain from Currency	—	3	—
Change in Unrealized Appreciation/Depreciation on
Investments and Securities Sold Short	(212,274)	(1,913,345)	(2,062,571)
Net Realized/Unrealized Gain (Loss) from Investments, Securities Sold Short,
Foreign Currency Transactions and Currency	7,220,927	1,763,975	208,615
Change in Net Assets Resulting from Operations	$ 5,796,425	$ 468,044	$(1,055,373)

(1) Expense related to securities sold short.

See accompanying notes to financial statements.

Needham Funds

Statements of Changes in Net Assets

			Needham Aggressive		Needham Small Cap
	Needham Growth Fund		Growth Fund		Growth Fund
	Six Months	Year Ended	Six Months	Year Ended	Six Months	Year Ended
	Ended June 30,	December 31,	Ended June 30,	December 31,	Ended June 30,	December 31,
	2011	2010	2011	2010	2011	2010
	(Unaudited)		(Unaudited)		(Unaudited)
Change in Net Assets
Operations:
Net Investment Loss	$(1,424,502)	$(2,435,448)	$(1,295,931)	$(699,519)	$(1,263,988)	$(573,899)
Net Realized Gain (Loss) from
Investments, Securities Sold
Short and Foreign Currency
Transactions	7,433,201	13,553,779	3,677,320	1,263,483	2,271,186	3,102,850
Change in Unrealized
Appreciation/Depreciation
on Investments and Securities
Sold Short	(212,274)	26,230,306	(1,913,345)	14,970,923	(2,062,571)	10,097,638
Change in Net Assets Resulting
from Operations	5,796,425	37,348,637	468,044	15,534,887	(1,055,373)	12,626,589

Distributions to
Shareholders from:
Capital Gains	—	—	—	(434,554)	—	(1,957,692)
Return of Capital	—	—	—	—	—	—
Total Distributions to
Shareholders	—	—	—	(434,554)	—	(1,957,692)

Capital Transactions:
Shares Issued	42,805,449	30,369,946	99,023,416	76,055,443	94,718,695	82,898,156
Shares Issued in Reinvestment
of Distribution	—	—	—	429,244	—	1,888,546
Shares Redeemed	(32,409,505)	(27,099,636)	(48,990,495)	(7,863,052)	(38,133,863)	(7,862,485)
Redemption Fees	23,162	11,664	51,799	10,430	50,767	14,369
Change in Net Assets from
Capital Transactions	10,419,106	3,281,974	50,084,720	68,632,065	56,635,599	76,938,586

Change in Net Assets	16,215,531	40,630,611	50,552,764	83,732,398	55,580,226	87,607,483

Net Assets
Beginning of Period	159,805,436	119,174,825	106,551,358	22,818,960	98,910,661	11,303,178
End of Period	$176,020,967	$159,805,436	$157,104,122	$106,551,358	$154,490,887	$98,910,661
Accumulated Net
Investment Loss	$(1,424,502)	$—	$(1,295,931)	$—	$(1,264,259)	$(271)

Share Transactions:
Number of Shares Issued	1,044,387	921,616	5,603,616	4,922,459	6,516,997	6,413,702
Number of Shares Reinvested	—	—	—	27,747	—	146,626
Number of Shares Redeemed	(798,410)	(838,093)	(2,816,581)	(574,880)	(2,638,607)	(652,522)
Change in Shares	245,977	83,523	2,787,035	4,375,326	3,878,390	5,907,806

See accompanying notes to financial statements.

Semi-Annual Report 2011

Needham Growth Fund

Financial Highlights

	Six Months
	Ended June 30,	Year Ended December 31,
(For a Share Outstanding	2011
Throughout each Period)	(Unaudited)	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$39.11	$29.77	$20.27	$ 36.05	$39.01	$35.69
Investment Operations
Net Investment Income (Loss)	(0.33)	(0.60)	(0.43)	(0.45)	(0.25)	0.10
Net Realized and Unrealized Gain
(Loss) on Investments	1.84	9.94	9.93	(14.10)	1.45	6.29
Total from Investment Operations	1.51	9.34	9.50	(14.55)	1.20	6.39

Less Distributions
Net Investment Income	—	—	—	—	(0.01)	(0.09)
Net Realized Gains	—	—	—	(1.23)	(4.15)	(3.00)
Total Distributions	—	—	—	(1.23)	(4.16)	(3.09)

Capital Contributions
Redemption Fees	0.01	—(a)	—(a)	—	—	—
Contribution by Adviser	—	—	—	—	—	0.02(b)
Total Capital Contributions	0.01	—(a)	—(a)	—	—	0.02
Net Asset Value, End of Period	$40.63	$39.11	$29.77	$20.27	$36.05	$39.01

Total Return	3.89%	31.37%	46.87%	(40.41)%	3.09%	18.05%(b)
Net Assets, End of Period (000’s)	$176,021	$159,805	$119,175	$92,818	$209,397	$308,693
Ratios/Supplemental Data
Ratio of Net Expenses to Average
Net Assets	1.81%(c)	2.11%	2.03%	2.04%	1.86%	1.79%
Ratio of Net Expenses to Average
Net Assets (excluding interest and
dividend expense)	1.77%(c)	2.00%	2.00%	2.03%	1.85%	1.78%
Ratio of Net Expenses to Average
Net Assets (excluding waiver and
reimbursement of expenses)	1.81%(c)	2.11%	2.08%	2.04%	1.86%	1.79%
Ratio of Net Investment Income
(Loss) to Average Net Assets	(1.57)%(c)	(1.85)%	(1.71)%	(1.37)%	(0.61)%	0.31%
Ratio of Net Investment Income
(Loss) to Average Net Assets
(excluding waivers and
reimbursements of expenses)	(1.57)%(c)	(1.85)%	(1.76)%	(1.37)%	(0.61)%	0.31%
Portfolio turnover rate	19%(d)	62%	29%	41%	41%	48%

(a) Value is less than $0.005 per share.
(b) In May 2006, the Adviser made a payment to the Growth Fund which increased the total return by 0.06%.
(c) Annualized for periods less than one year.
(d) Not annualized for periods less than one year.

See accompanying notes to financial statements.

Needham Funds

Needham Aggressive Growth Fund
Financial Highlights

	Six Months
	Ended June 30,	Year Ended December 31,
(For a Share Outstanding	2011
Throughout each Period)	(Unaudited)	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$17.14	$12.38	$9.45	$14.14	$13.96	$13.73
Investment Operations
Net Investment Income (Loss)	(0.14)	(0.11)	(0.19)	(0.26)	(0.16)	(0.19)
Net Realized and Unrealized Gain
(Loss) on Investments	0.45	4.98	3.13	(3.65)	2.34	1.83
Total from Investment Operations	0.30	4.87	2.94	(3.91)	2.18	1.64

Less Distributions
Net Realized Gains	—	(0.11)	(0.02)	(0.78)	(2.00)	(1.42)
Total Distributions	—	(0.11)	(0.02)	(0.78)	(2.00)	(1.42)

Capital Contributions
Redemption Fees	0.01	—(a)	0.01	—	—	—
Contribution by Adviser	—	—	—	—	—	0.01(b)
Total Capital Contributions	0.01	—(a)	0.01	—	—	0.01
Net Asset Value, End of Period	$17.45	$17.14	$12.38	$9.45	$14.14	$13.96

Total Return	1.81%	39.42%	31.18%	(27.60)%	15.58%	12.22%(b)
Net Assets, End of Period (000’s)	$157,104	$106,551	$22,819	$10,202	$20,518	$18,051
Ratios/Supplemental Data
Ratio of Net Expenses to Average
Net Assets	1.80%(c)	2.09%	2.50%	2.51%	2.18%	2.24%
Ratio of Net Expenses to Average
Net Assets (excluding interest and
dividend expense)	1.78%(c)	2.05%	2.49%	2.50%	2.18%	2.23%
Ratio of Net Expenses to Average
Net Assets (excluding waiver and
reimbursement of expenses)	1.80%(c)	2.09%	2.50%	2.63%	2.18%	2.24%
Ratio of Net Investment Loss to
Average Net Assets	(1.69)%(c)	(1.77)%	(2.39)%	(2.04)%	(1.18)%	(1.35)%
Ratio of Net Investment Loss to
Average Net Assets (excluding
waiver and reimbursement
of expenses)	(1.69)%(c)	(1.77)%	(2.39)%	(2.15)%	(1.18)%	(1.35)%
Portfolio turnover rate	14%(d)	55%	70%	45%	64%	55%

(a) Value is less than $0.005 per share.
(b) In May 2006, the Adviser made a payment to the Aggressive Growth Fund which increased the total return by 0.08%.
(c) Annualized for periods less than one year.
(d) Not annualized for periods less than one year.

See accompanying notes to financial statements.

Semi-Annual Report 2011

Needham Small Cap Growth Fund
Financial Highlights

	Six Months
	Ended June 30,	Year Ended December 31,
(For a Share Outstanding	2011
Throughout each Period)	(Unaudited)	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$14.21	$10.73	$7.61	$11.29	$14.32	$17.09
Investment Operations
Net Investment Income (Loss)	(0.12)	(0.08)	(0.20)	(0.19)	(0.26)	(0.26)
Net Realized and Unrealized Gain
(Loss) on Investments	0.16	3.99	3.33	(2.49)	(0.02)	1.61
Total from Investment Operations	0.04	3.91	3.13	(2.68)	(0.28)	1.35

Less Distributions
Net Realized Gains	—	(0.43)	(0.01)	(0.82)	(2.75)	(4.18)
Return of Capital	—	—	—	(0.18)	—	—
Total Distributions	—	(0.43)	(0.01)	(1.00)	(2.75)	(4.18)

Capital Contributions
Redemption Fees	—(a)	—(a)	—(a)	—	—	—
Contribution by Adviser	—	—	—	—	—	0.06(b)
Total Capital Contributions	—(a)	—(a)	—(a)	—	—	0.06
Net Asset Value, End of Period	$14.25	$14.21	$10.73	$7.61	$11.29	$14.32

Total Return	0.28%	36.89%	41.18%	(23.42)%	(2.01)%	8.52%(b)
Net Assets, End of Period (000’s)	$154,491	$98,911	$11,303	$5,309	$7,726	$15,248
Ratios/Supplemental Data
Ratio of Net Expenses to Average
Net Assets	1.83%(c)	2.16%	2.57%	2.51%	2.50%	2.36%
Ratio of Net Expenses to Average
Net Assets (excluding interest and
dividend expense)	1.80%(c)	2.08%	2.50%	2.50%	2.50%	2.36%
Ratio of Net Expenses to Average
Net Assets (excluding waiver and
reimbursement of expenses)	1.83%(c)	2.16%	3.02%	3.57%	2.64%	2.36%
Ratio of Net Investment Loss to
Average Net Assets	(1.69)%(c)	(1.88)%	(2.50)%	(2.02)%	(1.54)%	(1.61)%
Ratio of Net Investment Loss to
Average Net Assets (excluding
waivers and reimbursements of
expenses)	(1.69)%(c)	(1.88)%	(2.95)%	(3.09)%	(1.68)%	(1.61)%
Portfolio turnover rate	42%(d)	65%	154%	219%	38%	115%

(a) Value is less than $0.005 per share.
(b) In May 2006, the Adviser made a payment to the Small Cap Growth Fund which increased the total return by 0.35%.
(c) Annualized for periods less than one year.
(d) Not annualized for periods less than one year.

See accompanying notes to financial statements.

Needham Funds

Notes to Financial Statements (Unaudited)

1.	Organization

Needham Growth Fund (‘‘NGF’’), Needham Aggressive Growth Fund (‘‘NAGF’’) and Needham Small Cap Growth Fund (‘‘NSCGF’’) (each, a ‘‘Portfolio’’ and collectively, the ‘‘Portfolios’’), are portfolios of The Needham Funds, Inc. (the ‘‘Company’’), which is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’) as a non-diversified, open-end management investment company.  The Company was organized as a Maryland corporation on October 12, 1995.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (‘‘GAAP’’).

Security Valuation: Portfolio securities for which market quotations are readily available are stated at the last sale price reported by the principal exchange for the security as of the exchange’s close of business.  Securities for which no sale has taken place during the day and securities which are not listed on an exchange are valued at the mean of the highest closing bid and lowest asked prices.  New York Stock Exchange traded options are valued at the last reported sale price on any exchange on which the option is principally traded.  If no sales are reported on a particular day, the options will be valued at the mean between the highest closing bid and lowest asked prices across the exchanges where the option is traded.  Non-exchange traded options will also be valued at the mean between the last bid and asked quotations.  For options where market quotations are not readily available, value will be determined in accordance with the fair value procedures described below.

All other securities and assets for which (a) market quotations are not readily available, such as in the case of a market or technical disruption that prevents the normal trading of a security held by a Portfolio, (b) market quotations are believed to be unrepresentative of fair market value, such as in the case of a thinly traded security, or (c) valuation is normally made at the last sale price on a foreign exchange and a significant event occurs after the close of that exchange but before the New York Stock Exchange close, are valued at their fair value as determined in good faith by the Board of Directors (the ‘‘Board’’) in accordance with Fair Value Procedures established by the Board.  The Company’s Fair Value Procedures are implemented and monitored by a Fair Value Committee (the ‘‘Committee’’) designated by the Board.  When a security is valued in accordance with the Fair Value Procedures, the Committee determines a value after taking into consideration any relevant information that is reasonably available to the Committee.  Some of the more common reasons that may necessitate that a security be valued pursuant to these Fair Value Procedures include, but are not limited to: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price.  The assets of each Portfolio may also be valued on the basis of valuations provided by a pricing service approved by, or on behalf of, the Board.

The Portfolios did not fair-value any securities during the six months ended June 30, 2011.

Investment Transactions: Changes in holdings of portfolio securities for the Portfolios shall be reflected no later than in the first calculation on the first business day following the trade date for purposes of calculating each Portfolio’s daily net asset value per share.  However, for financial reporting purposes, portfolio security transactions are reported on the trade date of the last business day of the reporting period.  The cost (proceeds) of investments sold (bought to cover) is determined on a specific identification basis for the purpose of determining gains or losses on sales and buys to cover short positions.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

Foreign Currency: Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions.  The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

The Portfolios may also invest in forward currency contracts.  Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement.  These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the statements of assets and liabilities.  Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.  The Portfolios did not enter into forward currency contracts during the six months ended June 30, 2011.

Allocation of Expenses: Expenses directly attributable to a Portfolio are charged directly to that Portfolio, while expenses which are attributable to more than one Portfolio are allocated among the respective Portfolios based upon relative net assets or some other reasonable method.

Semi-Annual Report 2011

Notes to Financial Statements (Unaudited) (Continued)

Use of Estimates: The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates and those differences could be material.

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid annually for the Portfolios.  Distributable net realized gains, if any, are declared and distributed at least annually.

Redemption Fees: The Portfolios reserve the right to assess a redemption fee for shares redeemed within 60 days of purchase.  The shareholder will be charged a fee equal to 2.00% of the value of the shares redeemed.  The redemption fee is intended to offset excess brokerage commissions and other costs associated with fluctuations in asset levels and cash flows caused by frequent trading by shareholders.  The applicability of the redemption fee will be calculated using a first-in first-out method, which means the oldest shares will be redeemed first, followed by the redemption of more recently acquired shares.  For the six months ended June 30, 2011, NGF, NAGF and NSCGF had contributions to capital due to redemption fees in the amounts of $23,162, $51,799 and $50,767, respectively.

Federal Income Taxes: It is the policy of each Portfolio to continue to qualify as a regulated investment company, as defined in the Internal Revenue Code, by complying with the provisions available to certain investment companies and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.  Accordingly, no provision for income taxes has been made in the Portfolios’ financial statements.

As of June 30, 2011, the Portfolios did not have any tax positions that did not meet the ‘‘more-likely-than-not’’ threshold of being sustained by the applicable tax authority.  Generally, tax authorities can examine all the tax returns filed for the last three years.

Fair Value Measurements: Valuation inputs used to determine the value of the Portfolios’ investments are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets.

Level 2 — other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (which may include the Portfolios’ own assumptions in determining the fair value of investments).

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts (‘‘ADRs’’), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price.  If there have been no sales for that day on the exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded.  These valuations are typically categorized as Level 1 in the fair value hierarchy.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Portfolios’ net asset values are calculated.  These valuations are categorized as Level 2 in the fair value hierarchy.

The following is a summary categorization, as of June 30, 2011, of each Portfolio’s investments based on the level of inputs utilized in determining the value of such investments:

	LEVEL 1 - Quoted Prices(1)(3)
	NGF	NAGF	NSCGF
Assets
Common Stocks(2)	$163,908,822	$136,778,584	$126,767,474
Short-Term Investments	12,749,364	19,966,195	29,088,278
Liabilities
Securities Sold Short(2)	$ (6,364,533)	$ (3,752,853)	$ (5,262,644)
Total	$170,293,653	$152,991,926	$150,593,108
(1)	As of June 30, 2011, the Portfolios did not hold Level 2 or Level 3 investments.
(2)	Please refer to the Schedule of Investments to view segregation by industry.
(3)	There were no transfers into or out of Level 1 or Level 2 during the period.

3.	Derivative Instruments and Hedging Activities

The ‘‘Derivatives and Hedging’’ Topic of the Codification (ASC 815, formerly SFAS 133 and SFAS 161) requires enhanced disclosures about the Portfolios’ derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolios’ financial position, performance and cash flows.  The Portfolios did not use derivatives during the six months ended June 30, 2011.

4.	Investment Advisory and Administrative Services

The Company has engaged Needham Investment Management L.L.C. (the ‘‘Adviser’’) to manage its investments.  The Company pays the Adviser a fee at the annual rate of 1.25% of the average daily net assets of each Portfolio.

The Adviser has entered into agreements with the Portfolios whereby the Adviser has contractually agreed to waive its fee for, and to reimburse expenses (excluding interest, dividends on short positions, acquired fund fees and expenses and extraordinary items) of NGF, NAGF and NSCGF in an amount that limits annual operating expenses to not more than 1.95% of the average daily net assets.  The agreement is effective for the period from May 1, 2011 through May 1, 2012.  The agreement shall continue in effect from year to year thereafter only upon mutual agreement of the respective Portfolio and the Adviser.

Needham Funds

Notes to Financial Statements (Unaudited) (Continued)

The Company and U.S. Bancorp Fund Services, LLC (the ‘‘Administrator’’) are parties to a Fund Administration Servicing Agreement.  The Administrator provides administrative and fund accounting services pursuant to this agreement and, in consideration of these services, receives a fee computed daily and paid monthly at an annual rate equal to 0.07% of the first $500 million of the average daily net assets of the Portfolios, 0.05% on the next $500 million of the average daily net assets of the Portfolios, and 0.04% of the average daily net assets of the Portfolios in excess of $1 billion, with a minimum annual fee of $150,000.  The Administrator is also compensated for any out of pocket expenses that are reasonably incurred by the Administrator in carrying out its duties under the Administration Agreement.  The Administrator also provides transfer agent services pursuant to a Transfer Agent Servicing Agreement for additional fees.

Certain officers of the Company are also officers of the Adviser and/or Needham & Company, LLC (the ‘‘Distributor’’).  Such officers receive no fees from the Company for serving as officers of the Company.  Each of the three Independent Directors receives a quarterly retainer of $3,000 and a per-meeting fee of $500.  Each Independent Director is also a member of the Board’s Audit Committee and receives a fee of $500 per meeting attended.  The Adviser provides an employee to serve as Chief Compliance Officer for the Company and to provide certain related services.  An affiliate of the Adviser pays the Chief Compliance Officer’s compensation and the Company reimburses this affiliate for the Company’s portion of the expense.

5.	Distribution Plan

The Company has adopted an Amended and Restated Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act.  Under the Plan, each Portfolio pays the Distributor and any other distributor or financial institution with which the Company has an agreement with respect to each Portfolio, a fee at an annual rate of 0.25% of each Portfolio’s daily average net assets.  For the six months ended June 30, 2011, NGF, NAGF and NSCGF incurred distribution fees in the amount of $226,933, $191,942 and $186,604, respectively.  For the six months ended June 30, 2011, NGF, NAGF and NSCGF paid 12b-1 fees to the Distributor in the amount of $50,925, $14,435 and $5,938, respectively.

During the six months ended June 30, 2011, NGF, NAGF and NSCGF incurred and paid brokerage commissions to the Distributor in the amount of $18,230, $23,455 and $57,083, respectively.

6.	Temporary Borrowings

The Company has entered into an agreement with JPMorgan Chase Bank, N.A. (formerly Custodial Trust Company) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.  Interest is calculated daily based on the Federal Funds Rate plus one percent.  Each Portfolio may borrow from banks up to 25% of its total assets and may pledge its assets in connection with these borrowings, provided that no additional investments shall be made while borrowings exceed 5% of total assets.

The Portfolios did not engage in any temporary borrowings during the six months ended June 30, 2011.

7.	Short Sale Transactions

During the six months ended June 30, 2011, each Portfolio sold securities short.  Upon selling a security short, the Portfolios record a receivable for the settlement amount and a corresponding liability, which is marked-to-market to reflect current value.  Certain securities owned by each respective Portfolio are segregated as collateral while the short sales are outstanding.  At June 30, 2011, the market value of securities separately segregated to cover short positions was $7,093,000, $3,827,145 and $6,181,400 for NGF, NAGF and NSCGF, respectively.

Additionally, the Portfolios had receivables for Deposit with Broker for Securities Sold Short of $5,150,626, $3,950,931 and $2,560,025 pledged as collateral with brokers in connection with open short positions for NGF, NAGF and NSCGF, respectively.  Securities sold short at June 30, 2011 and their related market values and proceeds are set forth in the preceding Schedule of Securities Sold Short for each Portfolio.

8.	Investment Transactions

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the six months ended June 30, 2011:

	Purchases	Sales
NGF	$ 57,545,478	$43,636,615
NAGF	83,245,209	22,516,008
NSCGF	140,709,045	73,659,320

9.	Financial Instruments With Off-Balance Sheet Risk

In the normal course of their business, the Portfolios may trade various financial instruments with off-balance sheet risk.  These financial instruments include securities sold short, written options, futures, and forward currency contracts.  Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates.  Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market values of the securities underlying the financial instruments may be in excess of the amounts recognized in the financial statements.

Semi-Annual Report 2011

Notes to Financial Statements (Unaudited) (Continued)

Securities sold short represent obligations of the Portfolios to make future delivery of specific securities and, correspondingly, create an obligation to purchase the securities at market prices prevailing at a later delivery date (or to deliver the securities if already owned by the Portfolios).  As a result, short sales create the risk that the Portfolios’ ultimate obligation to satisfy the delivery requirements may exceed the amount of the proceeds initially received on the liability recorded in the financial statements.

10.	Indemnification

Under the Company’s organizational documents, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Company.  In addition, in the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications.  The Company’s maximum exposure under these arrangements is unknown.  However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11.	Federal Income Taxes

No provision for federal income taxes is required since the Company intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income and capital gains to shareholders.  Because income tax regulations differ from GAAP, the timing and character of income and capital gain distributions determined in accordance with tax regulations can differ from income and capital gains recognized for financial reporting purposes.  Accordingly, the character of distributions and the composition of net assets for tax purposes can differ from those reflected in the financial statements.  These book/tax differences may be temporary or permanent in nature.  Temporary differences are generally due to differing book and tax treatment for the timing of the recognition of gains and losses on securities, including post-October losses (as described below).  Permanent differences are generally due to differing treatment of net investment losses.  To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net realized gain (loss), or accumulated net investment income (loss), as appropriate, in the period in which the differences arise.  These reclassifications have no effect on net assets or net asset value per share of each Portfolio.

As of December 31, 2010, the cost, gross unrealized appreciation, gross unrealized depreciation, and the net unrealized appreciation (depreciation) on securities, including proceeds from securities sold short for federal income tax purposes, were as follows:
		Gross	Gross	Net
		Unrealized	Unrealized	Unrealized
	Cost	Appreciation	Depreciation	Appreciation
NGF	$109,961,129	$53,638,945	$(4,894,408)	$48,744,537
NAGF	86,177,024	19,799,022	(268,398)	19,530,624
NSCGF	84,884,615	13,525,476	(490,320)	13,035,156

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment for wash sale losses.

As of December 31, 2010, the components of distributable earnings (loss) on a tax basis were as follows:

	NGF	NAGF	NSCGF
Undistributed
ordinary income	$52,091	$30,729	$—
Undistributed long-
term capital gains	4,969,179	149,184	682,092
Unrealized
appreciation	46,611,993	19,545,687	13,021,197
Total accumulated
earnings	$51,633,263	$19,725,600	$13,703,289

The tax character of distributions paid during the year ended December 31, 2010 was as follows:

	NGF	NAGF	NSCGF
Ordinary Income	$—	$—	$48,085
Net long-term
capital gains	$—	$434,554	$1,909,607
Total distributions
paid	$—	$434,554	$1,957,692

Under current tax law, capital and currency losses realized after October 31 of a Portfolio’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes.  None of the Portfolios had deferred post-October capital or currency losses, which would have been treated as arising on the first business day of the fiscal year ending December 31, 2011.

The Regulated Investment Company Modernization Act of 2010 (the ‘‘Act’’) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Portfolios.  In general, the provisions of the Act will be effective for the Company’s fiscal year ending December 31, 2011.  Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Portfolio’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.  Relevant information regarding the impact of the Act on the Company, if any, will be contained within the ‘‘Federal Income Taxes’’ section of the notes to the financial statements for the fiscal year ending December 31, 2011.

Needham Funds

Notes to Financial Statements (Unaudited) (Continued)

12.	Subsequent Events

Management has evaluated subsequent events through the date of this filing.  This evaluation did not result in any subsequent events that necessitated recognition or disclosures.

13.	New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (‘‘ASU’’) No. 2011-04 ‘‘Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.’’ ASU No. 2011-04 requires additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities will need to disclose the following:

1) the amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers, and

2) for Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the entity’s valuation processes, and a narrative description of the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs.

Management is currently evaluating the impact ASU No. 2011-04 will have on the Company’s financial statement disclosures.

Semi-Annual Report 2011

Supplementary Information (Unaudited)
June 30, 2011

Disclosure of Portfolio Holdings
    The Fund files a Form N-Q with the Securities and Exchange Commission (the ‘‘SEC’’) no more than sixty days after the Fund’s first and third fiscal quarters.  For the Fund, this would be for the fiscal quarters ending March 31 and September 30.  Form N-Q includes a complete schedule of the Fund’s portfolio holdings as of the end of those fiscal quarters.  The Fund’s N-Q filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 800-625-7071 or on the SEC’s website at http://www.sec.gov.

Needham Funds

Investment Adviser:
Needham Investment Management L.L.C.
445 Park Avenue
New York, NY 10022-2606

President
George A. Needham

Executive Vice Presidents and Portfolio Managers
John Barr
Needham Growth Fund
Needham Aggressive Growth Fund

Chris Retzler
Needham Growth Fund
Needham Small Cap Growth Fund

Directors
George A. Needham
John W. Larson
James P. Poitras
F. Randall Smith

Distributor:
Needham & Company, LLC
445 Park Avenue
New York, NY 10022-2606
212-371-8300

Administrator, Shareholder Servicing Agent and Transfer Agent:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian:
U.S. Bank, N.A.
1555 North RiverCenter Drive
Milwaukee, WI 53212

Counsel:
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, NY 10103

Independent Registered Public Accounting Firm:
Ernst & Young LLP
1100 Huntington Center
41 South High Street
Columbus, OH 43215

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s first fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Needham Funds, Inc.

By (Signature and Title)      /s/ George A. Needham
George A. Needham, President (Chief Executive Officer)

Date             8/26/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)       /s/ George A. Needham
 George A. Needham, President (Chief Executive Officer)

Date             8/26/2011

By (Signature and Title)       /s/ James W. Giangrasso
                                 James W. Giangrasso, Treasurer and Secretary (Chief Financial Officer)

Date             8/26/2011